MFS(R) INSTITUTIONAL EMERGING EQUITIES FUND
                    MFS(R) INSTITUTIONAL MID CAP GROWTH FUND


                      Supplement to the Current Prospectus



     The  Board  of  Trustees  which  oversees  the MFS  Institutional  Emerging
Equities Fund (the "Emerging Equities Fund" or a "Fund") and the MFS Institutional Mid Cap Growth Fund (the "Mid Cap Fund" or a "Fund"), each a series of MFS Institutional Trust (the "Trust"), voted at its meeting on September 20, 2004 to terminate each Fund effective October 28, 2004, or as soon thereafter as practicable (each, a "Termination Date"). In connection with the termination of each Fund, sales of shares of each Fund are no longer available for purchase. Consequently, purchase orders for each Fund's shares received will be rejected by the respective Fund unless the purchase is from an existing shareholder made pursuant to a pre-established investment plan.

     As the Funds will be liquidating portfolio securities in anticipation of their termination, each Fund will not be managed to meet its respective investment objective during this period. Shareholders not exempt from U.S. federal income taxation should be aware that the sale of such securities may increase the taxable distribution, if any, to shareholders of each Fund over (or affect the character of) that which they would have received absent the liquidation. Any such distribution will also reduce any gain or increase any loss recognized by each shareholder in the liquidation itself.

     With respect to any redemption request for Fund shares received by a Fund on or before the day preceding the Termination Date, it is expected that, to the extent a Fund does not have sufficient cash readily available to fund a redemption request, the Fund will fund the redemption request by providing to the redeeming shareholder a proportionate share of the Fund's net assets (an "in-kind" redemption), and not fully in cash. Notwithstanding the previous sentence, it is expected that the Funds will not make an "in-kind" redemption to a shareholder who owns less than 5% of the respective Fund's shares or if the Fund is informed by the shareholder that the redemption request is as a result of a pre-established rebalancing or withdrawal plan. Each Fund's shareholders who receive an "in-kind" redemption could incur brokerage and transaction charges when converting the securities to cash. Shareholders who remain in the Funds through the Termination Date will receive the cash equivalent of their proportionate interest in the respective Fund at that time.

     This Supplement also serves as formal notice of each Fund's termination pursuant to Section 9.2(a) of the Trust's Amended and Restated Declaration of Trust.

     Please contact an Institutional client services representative via e-mail at institutionalclientservice@mfs.com or via telephone at (877) 960-6077 for further information on exchange options.



               The Date of this Supplement is September 21, 2004.